Execution Version

FIFTH AMENDMENT TO
FOURTH AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

    This FIFTH AMENDMENT TO FOURTH AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of November 15, 2022, by and among Squadron Capital LLC, a Delaware limited liability company (“Lender”), OrthoPediatrics Corp., a Delaware corporation (“OrthoPediatrics”) and the subsidiaries of OrthoPediatrics parties hereto (“Borrowers” and individually a “Borrower”).

RECITALS:

A.Lender made loans and certain other financial accommodations to Borrowers as evidenced by that certain Fourth Amended and Restated Loan and Security Agreement dated as of December 31, 2017, among Borrowers and Lender (as amended, the “Existing Loan and Security Agreement”).

B.Borrowers and Lender hereby agree to amend the Existing Loan and Security Agreement as described in this Amendment.

NOW, THEREFORE, in consideration of the foregoing Recitals, which are hereby incorporated into this Amendment and made a part hereof, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Incorporation of Recitals. Borrowers and Lender hereby agree that all of the Recitals in this Amendment are hereby incorporated into and made a part hereof.

2.Capitalized Terms. Except as otherwise defined in this Amendment, each capitalized term used herein shall have the same meaning as that assigned to it in the Existing Loan and Security Agreement, and such definitions shall be incorporated herein by reference, as if fully set forth herein.

3.Representations, Warranties and Covenants. Each Borrower hereby represents, warrants and covenants to Lender as follows:

    A.    no Unmatured Default or Event of Default has occurred and is continuing under the Existing Loan and Security Agreement or any other Loan Document;

B.    the representations and warranties of such Borrower in the Existing Loan and Security Agreement and each other Loan Document are true and correct in all material respects as of the date hereof as though each of said representations and warranties was made on the date hereof (except, in each case for representations and warranties which by their terms are expressly applicable to an earlier date, in which case, such representations and warranties shall be true and correct in all material respects as of such earlier date); and

C.    this Amendment has been duly authorized, executed and delivered on behalf of such Borrower and this Amendment constitutes the legal, valid and binding obligation of such Borrower, enforceable in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency or laws affecting creditor's rights generally and by general principles of equity.

4.Joinder to Existing Loan and Security Agreement.

A.Effective as of the date of this Amendment, each of OrthoPediatrics GP LLC, a Delaware limited liability company (“OrthoPediatrics GP”), OrthoPediatrics US L.P., a Delaware limited partnership (“OrthoPediatrics US”) and OrthoPediatrics Canada ULC an unlimited liability company under the laws of the province of the British Columbia, doing business as Pega Medical (“OrthoPediatrics Canada”) (each a “Joining Party” and collectively, the “Joining Parties”) hereby acknowledges that it has received and reviewed a copy of the Existing Loan and Security Agreement, and acknowledges and hereby:

(i)joins in the execution of, and becomes a party to, the Existing Loan and Security Agreement as a Borrower thereunder, as indicated by its signature below;

(ii)agrees to be bound by all representations, warranties, covenants, agreements, liabilities and acknowledgements of a Borrower under the Existing Loan and Security Agreement with the same force and effect as if it was an original signatory to the Existing Loan and Security Agreement;

(iii)assumes all rights and interests and agrees to perform all applicable duties and Obligations of a Borrower under the Existing Loan and Security Agreement;

(iv)as collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Obligations of Borrowers and the Joining Parties, each Joining Party (other than OrthoPediatrics Canada) grants to Lender a lien on and security interest in, all of such Joining Party’s right, title and interest in, to and under the personal Property of such Joining Party and expressly assumes all obligations and liability of a debtor thereunder; and

(v)adds the information in Exhibit A attached hereto to the Schedules to the Existing Loan and Security Agreement.

B.Each Joining Party hereby makes the representations and warranties set forth in Section 5 of the Existing Loan and Security Agreement as of the date hereof and confirms that such representations and warranties are true and correct.

C.Each Joining Party covenants and agrees to be bound by and to comply with the affirmative and negative covenants set forth in Sections 6 and 7 of the Existing Loan and Security Agreement as if such Joining Party was an original party to the Existing Loan and Security Agreement.

5.Intellectual Property Filings. Attached hereto as Exhibit B is a true and correct schedule of Intellectual Property filings by the Borrowers in the United States Patent and Trademark Office covering U.S. Intellectual Property. Borrowers (including Joining Parties) agree to execute grants of security interests in U.S. patents and trademarks to the extent they have not done so in the past so that Lender may have, upon filing with the United States Patent and Trademark Office, a perfected security interest in all patents and trademarks listed on Exhibit B.

6.Conditions Precedent. The obligation of Lender to enter into this Amendment is subject to the following conditions precedent:

A.Borrowers shall have entered into, executed and delivered this Amendment to Lender.

B.For filing by Lender immediately following the date hereof, each of OrthoPediatrics GP and OrthoPediatrics US and Lender shall have an agreed upon forms of Uniform Commercial Code financing statements naming each of OrthoPediatrics GP and OrthoPediatrics US as debtors and Lender as secured party, for filing with the Secretary of State of the State of Delaware, each which creates in favor of Lender a legal, valid and enforceable first priority (except for Permitted Liens entitled to priority under Law) security interest in and Lien upon each debtor’s Collateral.

C.Lender shall have received a certificate from the Secretary of Borrowers, or any equivalent in the respective jurisdictions, (i) attesting to the resolutions of the Board of Directors authorizing its execution, delivery and performance of this Amendment, (ii) authorizing specific officers of Borrowers, or any equivalent in the respective jurisdictions, to execute this Amendment, (iii) attesting to the incumbency, as appropriate, and signature of specific officers of Borrowers and (iv) with respect to each of the Joining Parties, (x) certified certificates of formation or organization, as applicable, from the jurisdiction of formation or organization, (y) copies of operating agreements, limited partnership agreements or unlimited partnership agreements, as applicable, certified by the manager or secretary as applicable and (z) a certificate of existence or good standing, as applicable, from the jurisdiction of formation or organization.

7.Waiver of Claims. Each Borrower hereby acknowledges, agrees and affirms that it currently possesses no claims, defenses, offsets, recoupment or counterclaims of any kind or nature against or with respect to the enforcement of the Existing Loan and Security Agreement or any other Loan Document or any amendments thereto (collectively, the “Claims”), nor does any Borrower now have knowledge of any facts that would or might give rise to any Claims. If facts now exist which would or could give rise to any Claim against or with respect to the enforcement of the Existing Loan and Security Agreement or any other Loan Document, as amended hereby, each Borrower hereby unconditionally, irrevocably and unequivocally waives to the extent permitted by applicable law and fully releases any and all such Claims as if such Claims were the subject of a lawsuit (other than the defense of payment in full), adjudicated to final judgment from which no appeal could be taken and therein dismissed with prejudice.

8.Ratification of Existing Loan and Security Documents. From and after the date hereof, the Existing Loan and Security Agreement and the other Loan Documents shall be deemed to be amended and modified as provided herein, and, except as so amended and modified, the Existing Loan and Security Agreement and the other Loan Documents shall continue in full force and effect and the Existing Loan and Security Agreement and the applicable provisions of this Amendment shall be read, taken and construed as one and the same instrument. Each Borrower hereby remakes, ratifies and reaffirms all of its Obligations under the terms of the Existing Loan and Security Agreement and the other Loan Documents and any other document to which it is a party evidencing, creating or securing the Loans, as of the date hereof after giving effect to the amendments contained herein including, without limitation, the granting of a security interest thereunder. On and after the date hereof, the term “Loan and Security Agreement” used in any document evidencing the Loan shall mean the Existing Loan and Security Agreement as amended hereby. Except as expressly set forth in this Amendment, nothing in this Amendment shall constitute a waiver or relinquishment of (a) any Unmatured Default or Event of Default under any of the Loan Documents, (b) any of the agreements, terms or conditions contained in any of the Loan Documents, (c) any rights or remedies of Lender with respect to the Loan Documents, or (d) the rights of Lender to collect the full amounts owing to them under the Loan Documents.

9.Consents. Each Borrower hereby represents that this Amendment does not violate any provision of any instrument, document, contract or agreement to which such party is a party, or each Borrower hereby represents that it has obtained all requisite consents under those third party instruments prior to entering into this Amendment.

10.Further Assurances. The parties hereto, shall, at any time and from time to time, following the execution of this Amendment, execute and deliver all such further instruments and take all such further action as may be reasonably necessary or appropriate in order to carry out the provisions of this Amendment.

11.Counterparts. This Amendment may be executed in any number of counterparts, and by the different parties hereto and thereto on the same or separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original; all the counterparts for this Amendment shall together constitute one and the same agreement. Delivery of a counterpart to this Amendment by facsimile or electronic transmission shall constitute delivery of an original counterpart hereto.

12.Representation by Counsel. Each Borrower hereby represents that it has been represented by competent counsel of its choice in the negotiation and execution of this Amendment; that it has read and fully understands the terms hereof, that such party and its counsel have been afforded an opportunity to review, negotiate and modify the terms of this Amendment, and that it intends to be bound hereby.

13.No Third Party Beneficiaries. The terms and provisions of this Amendment shall be for the sole benefit of the parties hereto and their respective successors and assigns; no other person, firm, entity or corporation shall have any right, benefit or interest under this Amendment.

14.Governing Law. The provision of Section 11.15 of the Existing Loan and Security Agreement is hereby incorporated herein by reference.

15.WAIVER OF TRIAL BY JURY. TO THE EXTENT PERMITTED BY LAW, BORROWERS AND LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT OR THE OTHER LOAN DOCUMENTS OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY IN CONNECTION HEREWITH. EACH BORROWER HEREBY EXPRESSLY ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT FOR LENDER TO ENTER INTO THIS AMENDMENT.

THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.

IN WITNESS WHEREOF, the parties hereto have executed this Fifth Amendment to Fourth Amended and Restated Loan and Security Agreement dated as of the date first written above.

ORTHOPEDIATRICS CORP. By: /s/ David Bailey David Bailey President & Chief Executive Officer
ORTHOPEDIATRICS US DISTRIBUTION CORP. By: /s/ David Bailey David Bailey President & Chief Executive Officer
ORTHOPEDIATRICS EU LIMITED By: /s/ Fred Hite Fred Hite Director
ORTHOPEDIATRICS AUS PTY LTD By: /s/ Fred Hite Fred Hite Director
ORTHOPEDIATRICS NZ LTD By: /s/ Fred Hite Fred Hite Chief Financial Officer
ORTHEX, LLC By: /s/ Fred Hite Fred Hite Manager
Fifth Amendment to Fourth Amended and Restated
Loan and Security Agreement

OP EU B.V. By: /s/ Fred Hite Name: Fred Hite Title: Managing Director
OP NETHERLANDS B.V. By: /s/ Fred Hite Name: Fred Hite Title: Managing Director
TELOS PARTNERS, LLC By: /s/ Fred Hite Name: Fred Hite Title: Chief Financial Officer
APIFIX LTD. By: /s/ Fred Hite Name: Fred Hite Title: Director

ORTHOPEDIATRICS GMBH

By: /s/ Fred Hite
Name: Fred Hite
Title: Managing Director

ORTHOPEDIATRICS IOWA HOLDCO INC.

By: /s/ David Bailey
Name: David Bailey
Title: President & Chief Executive Officer

MD ORTHOPAEDICS, INC.

By: /s/ David Bailey
Name: David Bailey
Title: President & Chief Executive Officer

MD INTERNATIONAL, INC.

By: /s/ David Bailey
Name: David Bailey
Title: President & Chief Executive Officer

Fifth Amendment to Fourth Amended and Restated
Loan and Security Agreement

ORTHOPEDIATRICS GP LLC

By: /s/ David Bailey
Name: David Bailey
Title: President & Chief Executive Officer

ORTHOPEDIATRICS US L.P.

By: /s/ David Bailey
Name: David Bailey
Title: President & Chief Executive Officer

ORTHOPEDIATRICS CANADA ULC

By: /s/ David Bailey
Name: David Bailey
Title: President & Chief Executive Officer

Fifth Amendment to Fourth Amended and Restated
Loan and Security Agreement

LENDER:
SQUADRON CAPITAL LLC

By: /s/ David Pelizzon
    David Pelizzon
    President

Fifth Amendment to Fourth Amended and Restated
Loan and Security Agreement

Exhibit A
ADDENDUM TO SCHEDULES

[Omitted]

Exhibit B
INTELLECTUAL PROPERTY FILINGS

[Omitted]